UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2008

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 26, 2008, Wyeth Pharmaceuticals, a division of Wyeth (NYSE: WYE), and Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) announced that a phase 3 clinical study investigating RELISTOR® (methylnaltrexone bromide) subcutaneous injection to treat opioid-induced constipation in patients with chronic, non-cancer pain achieved statistical significance for the primary and key secondary efficacy endpoints. Adverse events observed in this study were similar to those seen in prior studies of subcutaneous RELISTOR. The positive outcome reported was from the double-blind, randomized placebo-controlled portion of a phase 3 clinical study.

A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1	Press Release dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PROGENICS PHARMACEUTICALS, INC.
                        By:  /s/ ROBERT A. MCKINNEY
                                   Robert A. McKinney
                              Chief Financial Officer, Senior Vice President,
                                                                  Finance & Operations and Treasurer

Date:  November 26, 2008